EXHIBIT 10.1
                            TO 8K DATED MAY 9, 2005

                  ADDENDUM TO ADDITIONAL PROPERTIES AGREEMENT

     China NetTV Holdings, Inc., a Nevada company with offices at Suite 536, 999 Canada Place, Vancouver, BC, Canada V6C 3E1. (herein called "China Net")

AND

     Zhi Wang, Jie Yang, Xiaojun Ma
     (together called "Honglu Shareholders")

AND

     Leung Yuet Mei, Leung Chi Ming, Yulin Chen
     (together called "Highland shareholders") (Honglu shareholders and Highland Shareholders together called "Rightsholders")

This Agreement is addendum to the Additional Properties Agreement signed and effective as November 5, 2004 by and between parties as here above and hereby mutually covenant and agree as follows:

Clause C of the Additional Properties Agreement to read as follows:

     C. Honglu owns a 65% interest, Team No. 6 of Geological Bureau of the Tibet Autonomous region owns a 30% interest and Headman Investment Consulting, Inc. owns a 5% interest in the capital of Danlu Resources Development Corp. ("Danlu"), a Chinese company which holds exploration licenses covering the Additional Properties as the sole holder or joint holder thereof. The list of the Additional Properties is attached hereto as Schedule "A (I)" and Schedule "A (II)". For greater clarity, Honglu Shareholders' interests in the Additional Properties by way of Hongulu's interest in Danlu are called Additional Rights as the term is defined under the Share Exchange Agreement of even date (the "Share Exchange Agreement") between Highland Shareholders and China Net.

All other clauses remain the same as the agreement referred above.

This Agreement may be executed in counterpart and by facsimile transmission with the same effect as if both parties had originally signed the same document. All counterparts will be construed together and constitute one and the same agreement.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as of the date here above written.

CHINA NETTV HOLDINGS INC.
by its authorized signatory

Per:/s/Anthony Garson                   Date:  March 28, 2005
------------------------------
Printed Name: Anthony Garson
Title: President                        /s/Maurice Tsakok
                                        -----------------------------
                                        Maurice Tsakok


WANG ZHI

/s/Wang Zhi
------------------------------
Signature

YANG JIE

/s/Yang Jie
------------------------------
Signature

MA XIAOJUN

/s/Ma Xiaojun
------------------------------
Signature

LEUNG YUET MEI

/s/Leung Yuet Mei
------------------------------
Signature

LEUNG CHI MING

/s/Leung Chi Ming
------------------------------
Signature

CHEN YULIN

/s/Chen Yulin
------------------------------
Signature


SCHEDULE A-2  List of Danlu Additional Properties


SR      NAME OF         OWNERSHIP/                      AREA            PERIOD OF VALIDITY      MINIMUM SPENDING   CERTIFICATE
NO.     PROPERTIES      TITLE           MINERALS       (SQ. KM)                                 (REQ. ANN.)         NUMBER
--------------------------------------------------------------------------------------------------------------------------------
1.      CHAERKANG       Danlu           Au,Cu           53.79           2003.06.04-2005.04.30   35,597.56         5400000310247
2.      CHAWUDAERGA     Danlu           Cu,Fe           45.85           2003.07.08-2005.04.30   55,914.63         5400000310378
3.      CHENXIONG       Danlu           Cu,Au           46.03           2003.06.04-2005.04.30   56,134.15         5400000310246
4.      JIANGELUOPU     Danlu           Cu,Fe           41.31           2003.07.16-2005.04.30   50,378.05         5400000310411
5.      KEXIANGMA       Danlu           Au,Cu           45.89           2003.06.12-2005.04.30   55,963.41         5400000310264
6.      LAJIE           Danlu           Cu,Fe           96.19           2003.07.20-2005.04.30   117,304.88        5400000310424
7.      LAMAYEJIA       Danlu           Ci,Fe           59.81           2003.06.04-2005.04.30   72,939.02         5400000310248
8.      NUMAMAERGE      Danlu           Cu,Fe           43.98           2003.06.12-2005.04.30   53,634.15         5400000310263
9.      XIANQUIAN       Danlu           Cu,Fe           45.99           2003.07.20-2005.04.30   56,085.37         5400000310422
10.     XIBU            Danlu           Cu,Fe           48.16           2003.07.16-2005.04.30   58,731.71         5400000310412
11.     YELUANSANG      Danlu           Cu,Au           46.23           2003.06.04-2005.04.30   56,378.05         5400000310245
12.     ZHUOLA, SUOTONG Danlu           Cu,Au           47.93           2003.06.04-2005.04.30   58,451.22         5400000310243
13.     ZONGDU          Danlu           Cu,Fe           47.07           2003.07.20-2005.04.30   57,402.44         5400000310423

        TOTAL                                           568.23                                  814,914.63

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